                                                                    EXHIBIT 23.1




                          CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-________) of our reports dated February 10, 1998, on our audits of the consolidated financial statements and financial statement schedule of Southwest Bancorporation of Texas, Inc. and Subsidiary. We also consent to the reference to our firm under the caption "Experts."


                                              /s/ COOPERS & LYBRAND L.L.P.
                                              -------------------------------
                                              COOPERS & LYBRAND L.L.P.




Houston, Texas
March 13, 1998